METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED MAY 20, 2011

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2011

LOOMIS SAYLES SMALL CAP CORE PORTFOLIO

Daniel G. Thelen no longer serves as a co-portfolio manager of Loomis Sayles Small Cap Core Portfolio, a series of Metropolitan Series Fund, Inc. Consequently, all references to Mr. Thelen are hereby deleted.